EXHIBIT 99.8

CONSENT OF PERSON NAMED
TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ACCO World Corporation (to be renamed ACCO Brands Corporation) (the “Company”) as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

/s/ G. Thomas Hargrove

Name: G. Thomas Hargrove

May 9, 2005

CONSENT OF PERSON NAMED
TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ACCO World Corporation (to be renamed ACCO Brands Corporation) (the “Company”) as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

/s/ George V. Bayly
Name: George V. Bayly

May 10, 2005

CONSENT OF PERSON NAMED
TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ACCO World Corporation (to be renamed ACCO Brands Corporation) (the “Company”) as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

/s/ Forrest M. Schneider
Name: Forrest M. Schneider

May 9, 2005

CONSENT OF PERSON NAMED
TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ACCO World Corporation (to be renamed ACCO Brands Corporation) (the “Company”) as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

/s/ Pierre E. Leroy

Name: Pierre E. Leroy

May 11, 2005

CONSENT OF PERSON NAMED
TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ACCO World Corporation (to be renamed ACCO Brands Corporation) (the “Company”) as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

/s/ Gordon R. Lohman
Name: Gordon R. Lohman

May 11, 2005

CONSENT OF PERSON NAMED
TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ACCO World Corporation (to be renamed ACCO Brands Corporation) (the “Company”) as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

/s/ Patricia O. Ewers
Name: Patricia O. Ewers

May 11, 2005

CONSENT OF PERSON NAMED
TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ACCO World Corporation (to be renamed ACCO Brands Corporation) (the “Company”) as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

/s/ Robert J. Keller
Name: Robert J. Keller

May 10, 2005